EXHIBIT 32.2
                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBRANES-OXLEY ACT OF 2002

In connection with the Annual Report of CompuPrint, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Dan Brecher, as Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Dan Brecher
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Dan Brecher
Treasurer (Principal Financial Officer)
Date:  March 31, 2006